Other payables	9 Months Ended
Jun. 30, 2025
Other payables
Other payables
19.	Other payables

Technology Partnerships Canada (“TPC”) projects are long-term (up to 30 years) commencing with an R&D phase, followed by a benefits phase – the period in which a product, or a technology, could generate revenue for the Company. In such cases, repayments would flow back to the program according to the terms and conditions of the Company’s contribution agreement.

In June 2018, the contribution agreement was amended and is included at its net present value in other payables. Further, in September 2024, the agreement was further amended with amended terms and conditions for the repayment of the debt with new payment schedule. Consequently, the old debt was de-recognized and the new debt was recognized with first payment starting in July 2025 and final payment to be discharged in July 2031.

The following table represents changes in the debt for repayments to Industry Canada:

	June 30, 2025	September 30, 2024
Opening balance	379	984
Interest accretion	-	490
Foreign exchange gain / loss	(9)	-
Debt extinguishment	-	(1,474)
Recognition of new debt	-	370
Interest accretion on new debt	99	9
Ending balance	469	379
Less: current portion of the debt (included in Trade and other payables)	(44)	(36)
Ending balance of long-term portion	425	343

Following is the payment schedule for TPC:

Year	Amount
2025	155
2026	132
2027	132
2028	132
2029	132
2030	132
2031	132